UNITED STATES
SECURITIES
AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

        Date of report: July 30, 2003

THERAGENICS CORPORATION ®

(Exact name of registrant as specified in its charter)

COMMISSION FILE NUMBER: 0-15443

Delaware	58-1528626
(State of incorporation)	(I.R.S. Employer Identification Number)

5203 Bristol Industrial Way Buford, Georgia	30518
(Address of principal executive offices)	(Zip Code)

Registrant’ telephone number, including area code:(770) 271-0233

Not Applicable
        (Former name or former address, if changed since last report)

Item 7.        Financial Statements, Pro Forma Financial Information and Exhibits.

This Form 8-K/A includes the correct version of the Exhibit for the Earnings Press Release as issued on July 22, 2003.

      (c) Exhibits.

Exhibit	Description
99.1	Earnings Press Release of Theragenics Corporation® as issued on July 22, 2003 (filed herewith).
99.2	Transcript of July 22, 2003 Earnings Conference call of Theragenics Corporation® previously filed on Form 8-K dated July 29, 2003.

Item 12.       Results of Operations and Financial Condition

        On July 22, 2003, Theragenics Corporation (the “Company”) issued a press release regarding its financial results for the quarter ended June 30, 2003. The Company’s press release is attached as Exhibit 99.1 to this Current Report on Form 8-K/A.

        On July 22, 2003, the Company held a earnings conference call regarding its financial results for the quarter ended June 30, 2003. An edited transcript of the Company's earnings conference call was previously furnished as Exhibit 99.2 to the Current Report on Form 8-K dated July 29, 2003.

        The information in this Current Report on Form 8-K and the Exhibits attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filing.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Theragenics Corporation®

Dated: July 30, 2003

By: /s/M. Christine Jacobs
Name:M. Christine Jacobs
Title: Chief Executive Officer

EXHIBIT INDEX

Exhibit	Description

99.1	Press Release, dated July 22, 2003, of Theragenics Corporation® (filed herewith)

99.2	Transcript of July 22, 2003 Earnings Conference Call of Theragenics Corporation® (previously filed).